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              SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                        Form 8-K

                  CURRENT REPORT

            PURSUANT TO SECTION 13 OR 15(d) OF
            THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 2, 1998


                     Patapsco Bancorp, Inc.
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  (Exact name of registrant as specified in its charter)


          Maryland                0-28032         52-1951797
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(State or other jurisdiction    (Commission    (I.R.S. Employer
of incorporation)               File Number) Identification No.)


1301 Merritt Boulevard, Dundalk, Maryland          21222-2194
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(410)285-1010
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                         Not Applicable
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  (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.
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     On July 2, 1999, the Registrant announced that it and
Belmar Federal Savings and Loan Association had agreed to terminate their proposed merger transaction. The Registrant also announced that it will incur a charge of $89,000, or $.17 basic earnings per share and $.16 diluted earnings per share, reflecting the payment of its expenses incurred in attempting to complete the merger conversion. For further information, reference is made to the Registrant's press release dated July 2, 1999, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
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     The following is a list of exhibits filed with this
Current Report on Form 8-K.

     Exhibit No.              Description
     ----------               -----------

        99.1                  Press Release, dated July 2, 1999



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                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   PATAPSCO BANCORP, INC.



Date:  July 8, 1999                By: /s/ Joseph J. Bouffard
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                                       Joseph J. Bouffard
                                       President

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